Member FDIC

Exhibit 99.2

SouthernFirst

FIRST QUARTER RESULTS 2024

April 18, 2024

FORWARD-LOOKING STATEMENTS

During the course of this presentation, management may make projections and forward-looking statements regarding events or the future financial performance of Southern First Bancshares, Inc. We wish to caution you that these forward-looking statements involve certain risks and uncertainties, including a variety of factors (including a downturn in the economy, greater than expected interest and non-interest expenses, increased competition, fluctuations in interest rates, regulatory actions, excessive loan losses and other factors) that may cause Southern First's actual results to differ materially from the anticipated results expressed or implied in these forward-looking statements. Therefore, we can give no assurance that the results contemplated in the forward-looking statements will be realized. Investors are cautioned not to place undue reliance on these forward-looking statements and are advised to review the risk factors that may affect Southern First's operating results in documents filed by Southern First Bancshares, Inc. with the Securities and Exchange Commission, including the annual report on Form 10-K and other required filings. Southern First assumes no duty to update the forward-looking statements made in this presentation.

OUR PHILOSOPHY

Our Mission
Our mission is to impact lives in the communities we serve.

Our Purpose
We exist to enable dreams, earn trust, and exceed expectations.

Our Culture
We focus on the things that matter most: family, community, and teamwork.

INVESTMENT THESIS

Located in dynamic, high growth **southeastern metro markets**

Management team with **broad and varied experience** through cycles

History of **above-peer organic growth** with exceptional credit metrics

Highly-efficient cost structure

Consistent tangible book value growth

Culture of **long-term relationship banking**

CORPORATE PROFILE


Greensboro
Raleigh
Charlotte
NORTH CAROLINA
Greenville
SOUTH CAROLINA
Columbia
Summerville
Charleston
Atlanta
GEORGIA

RAYMOND JAMES®
Community Bankers Cup

PIPER | SANDLER
2022 SM-ALL STARS

BankDirector
RANKING BANKING
THE BEST U.S. BANKS

SOUTHERN FIRST MARKETS	
Greenville, SC	2000
Columbia, SC	2007
Charleston, SC	2012
Raleigh, NC	2016
Atlanta, GA	2017
Summerville, SC	2018
Greensboro, NC	2018
Charlotte, NC	2021

HIGH-GROWTH MARKETS

GDP Growth
2021-2022



10.4%
9.2%
11.0%
9.3%
9.2%
8.1%
9.4%
8.7%
Greenville
Columbia
Charleston
Atlanta
Charlotte
Greensboro
Raleigh
U.S.

Population Growth
2020-2023



5.1%
3.5%
6.2%
3.3%
5.4%
1.7%
6.7%
1.0%
Greenville
Columbia
Charleston
Atlanta
Charlotte
Greensboro
Raleigh
U.S.

Employment Growth
2023-2024



1.3%
2.5%
4.3%
0.9%
1.5%
1.3%
2.8%
1.4%
Greenville
Columbia
Charleston
Atlanta
Charlotte
Greensboro
Raleigh
U.S.

Inbound Move Rate
2022



52.9%
50.9%
54.0%
53.8%
56.6%
54.0%
54.3%
50.0%
Greenville
Columbia
Charleston
Atlanta
Charlotte
Greensboro
Raleigh
U.S.

Source: U.S. Census, U.S. Bureau of Labor Statistics, National Association of Realtors

EXECUTIVE TEAM



Art Seaver
Chief Executive Officer

Art is the Founder and CEO of Southern First. After raising $11.5 million in initial equity, the bank opened in early 2000 with a focus on the client experience, growing organically, and recruiting passionate bankers with an entrepreneurial spirit and a desire to impact lives. The bank has grown to a $4.0 billion bank operating in eight Southeastern markets. Art is passionate about service and currently serves on the board of the Phillis Wheatley Community Center. He is a past Chairman of the Board for the United Way of Greenville and has served on the board of numerous other Upstate organizations.



Cal Hurst
President

Cal has worked in banking throughout South Carolina for over 18 years and joined Southern First in 2019, contributing to the bank's strategic growth and planning. He is passionate about creating long-term relationships and positively impacting everyone he connects with. In addition to his work, Cal is a highly engaged member of the Upstate community, serving on the Board of Directors for the Greenville Chamber, United Way of Greenville County, and Greenville First Steps.



Will Aiken
Chief Risk Officer

Will joined Southern First in 2020 after 10 years at South State Bank, also in Greenville, SC. He has over 25 years of experience in banking. Prior to specializing in credit for the past 16 years, Will spent 10 years as a commercial banker, giving him a unique mindset to make decisions, simultaneously balancing growth and risk.

EXECUTIVE TEAM



Dave Favela

Chief Innovation Officer

Before joining Southern First in 2021, Dave spent 14 years in financial technology in the San Francisco Bay area. Dave started his career at a mobile banking startup, mFoundry, in financial planning and analysis. After being acquired by FIS, he moved into a product management role, heading up data and analytics, and most recently served as VP of Strategic Planning & Innovation for FIS' Core and Digital Channels division. He is passionate about improving the client experience and supports all divisions of the bank through technology services.



Silvia King

Chief Human Resources Officer

Silvia has been on the leadership team at Southern First for 5 years and brings over 20 years of human resources strategic expertise from both domestic and global organizations across diverse industries. Through her genuine desire to nurture the highest potential in all employees, Silvia is uniquely able to drive business transformation and reinforce culture and values internally as well as in the communities she serves. Silvia has obtained her masters in human resources as well as her SHRM-SCP and SPHR professional HR designations and has a passion for continuous learning.

HIGHLIGHTS

- Net income was $2.5 million and diluted earnings per common share were $0.31 for Q1 2024
- Total loans increased to $3.6 billion at Q1 2024, compared to $3.4 billion at Q1 2023
- Total deposits increased to $3.5 billion at Q1 2024, compared to $3.4 billion at Q1 2023
- Strong credit quality with nonperforming assets to total assets of 0.09% and past due loans to total loans of 0.36% at Q1 2024
- Net interest margin was 1.94% for Q1 2024, compared to 2.36% for Q1 2023
- Book value per common share increased to $38.65 at Q1 2024, or 4%, over Q1 2023

PROACTIVE BALANCE SHEET & EARNINGS MANAGEMENT

- We continued to balance current earnings decisions with long term balance sheet management considerations:
  - Net interest margin improvement
    - Loan pricing discipline
    - Deposit cost analysis
  - Reduce loan to deposit ratio
  - Capital accretion and growth

LOANS & DEPOSITS



Total Loans
Millions
$3,800
$3,600
$3,400
$3,200
$3,000
$2,800
$2,600
$2,400
$2,200
$2,000
$2.85 B
$3.03 B
$3.27 B
$3.42 B
$3.54 B
$3.55 B
$3.60 B
$3.64 B
Q2 2022
Q3 2022
Q4 2022
Q1 2023
Q2 2023
Q3 2023
Q4 2023
Q1 2024



Total Deposits
Millions
$3,600
$3,400
$3,200
$3,000
$2,800
$2,600
$2,400
$2,200
$2,000
$2.87 B
$3.00 B
$3.13 B
$3.43 B
$3.43 B
$3.35 B
$3.38 B
$3.46 B
Q2 2022
Q3 2022
Q4 2022
Q1 2023
Q2 2023
Q3 2023
Q4 2023
Q1 2024

*Total loans excludes mortgage loans held for sale.

LOAN & DEPOSIT YIELDS



Total Loans
5.50%
5.00%
4.50%
4.00%
3.50%
3.00%
2.50%
3.82%
4.01%
4.25%
4.47%
4.69%
4.86%
4.95%
5.05%
Q2 2022
Q3 2022
Q4 2022
Q1 2023
Q2 2023
Q3 2023
Q4 2023
Q1 2024



Total Interest-Bearing Deposits
4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
0.38%
0.93%
1.80%
2.78%
3.39%
3.70%
3.90%
3.97%
Q2 2022
Q3 2022
Q4 2022
Q1 2023
Q2 2023
Q3 2023
Q4 2023
Q1 2024

*Total loans excludes mortgage loans held for sale.

LOAN COMPOSITION

Q1 2023


Construction
2%
Other
1%
Home equity
6%
Owner
occupied RE
18%
Real estate
29%
Total Loans
$3.42 Billion
Non-owner
occupied RE
27%
Business
14%
Construction
3%
Commercial, 62%
Consumer, 38%

Q1 2024


Construction
2%
Other
1%
Home equity
5%
Owner
occupied RE
18%
Real estate
30%
Total Loans
$3.64 Billion
Non-owner
occupied RE
26%
Business
14%
Construction
4%
Commercial, 62%
Consumer, 38%

*Total loans excludes mortgage loans held for sale.

TOTAL OFFICE CREDIT EXPOSURE


Total Credit Exposure by Market
$74,348
$76,198
$52,311
$180,642
$39,537
$34,008
$119,080


Total Credit Exposure by Office Type
$20,182
$169,867
$201,440
$184,636
Medical Office
Office - Multiple Tenant
Office - Single Tenant
Retail/Office with Residential

*Number in thousands

TOTAL OFFICE CREDIT EXPOSURE

Total Credit Exposure by Office Type: Owner Occupied


$13,445
$126,401
$172,491
$51,285
Medical Office
Office - Multiple Tenant
Office - Single Tenant
Retail/Office with Residential

Total Credit Exposure by Office Type: Non-Owner Occupied


$6,737
$28,949
$43,466
$133,351
Medical Office
Office - Multiple Tenant
Office - Single Tenant
Retail/Office with Residential

*Number in thousands

LOAN SUMMARY

Total Number of Office Loans				Loans Maturing before January-26		
Loans by Collateral Type	**Number**	**TCE**	**WAVG LTV**	**Number**	**TCE**	**WAVG LTV**
Medical Office-Dr/Dent/Opt/etc.	142	$ 201,439,895	71%	6	$ 1,584,953	50%
Office Bldg-Multiple Tenant	144	$ 184,635,645	61%	17	$ 26,601,801	49%
Office Bldg-Single Tenant	263	$ 169,867,235	67%	39	$ 13,370,570	62%
Retail/Office with Residential	15	$ 20,181,964	53%	2	$ 892,474	53%
TOTAL	564	$ 576,124,739	66%	64	$ 42,449,797	53%

Owner Occupied: Office Loans				Loans Maturing before January-26		
Loans by Collateral Type	**Number**	**TCE**	**WAVG LTV**	**Number**	**TCE**	**WAVG LTV**
Medical Office-Dr/Dent/Opt/etc.	119	$ 172,490,956	71%	4	$ 1,158,912	52%
Office Bldg-Multiple Tenant	69	$ 51,284,642	68%	5	$ 1,607,147	60%
Office Bldg-Single Tenant	194	$ 126,401,021	70%	28	$ 10,036,729	62%
Retail/Office with Residential	6	$ 13,444,854	46%	1	$ 685,503	50%
TOTAL	388	$ 363,621,473	69%	38	$ 13,488,290	60%

Non-Owner Occupied: Office Loans				Loans Maturing before January-26		
Loans by Collateral Type	**Number**	**TCE**	**WAVG LTV**	**Number**	**TCE**	**WAVG LTV**
Medical Office-Dr/Dent/Opt/etc.	23	$ 28,948,939	69%	2	$ 426,041	44%
Office Bldg-Multiple Tenant	75	$ 133,351,003	58%	12	$ 24,994,653	48%
Office Bldg-Single Tenant	69	$ 43,466,214	60%	11	$ 3,333,841	62%
Retail/Office with Residential	9	$ 6,737,110	68%	1	$ 206,971	65%
TOTAL	176	$ 212,503,266	60%	26	$ 28,961,507	50%

DEPOSIT COMPOSITION


Q1 2023
Wholesale CDs 10%
Checking 30%
Retail CDs 8%
Savings 1%
Total Deposits $3.43 Billion
Money Market 51%


Q1 2024
Wholesale CDs 13%
Checking 28%
Retail CDs 12%
Savings 1%
Total Deposits $3.46 Billion
Money Market 46%

NEW ACCOUNT OPENINGS



2,500
2,000
1,500
1,000
500
0
1,622
1,892
1,553
2,252
1,758
1,300
1,240
1,434
Q2 2022
Q3 2022
Q4 2022
Q1 2023
Q2 2023
Q3 2023
Q4 2023
Q1 2024

INVESTMENT IN CLIENT EXPERIENCE

- We put relationships first and as part of that commitment, we invest in best-in-class technology that extends the same approach to digital banking.
- In March, we debuted a new online and mobile personal banking experience with new features and enhancements to better support the way our clients bank.
- Through a proactive, in-house conversion strategy, our team achieved **89% client adoption in just three weeks**.


Welcome
to your new online banking experience

TANGIBLE BOOK VALUE PER SHARE


89.74% increase since 2017
$20.37
$23.29
$26.83
$29.37
$35.07
$36.76
$38.63
$38.65
YE 2017
YE 2018
YE 2019
YE 2020
YE 2021
YE 2022
YE 2023
Q1 2024

ASSET QUALITY


Loans 30 days or more past due/loans*
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
0.10%
0.07%
0.11%
0.11%
0.07%
0.13%
0.37%
0.36%
2Q22
3Q22
4Q22
1Q23
2Q23
3Q23
4Q23
1Q24


Net charge-offs (recoveries)/average loans* (YTD Annualized)
0.40%
0.30%
0.20%
0.10%
0.00%
-0.10%
0.02%
-0.06%
-0.05%
0.01%
0.03%
0.01%
0.00%
0.03%
2Q22
3Q22
4Q22
1Q23
2Q23
3Q23
4Q23
1Q24


Classified assets/tier one capital plus allowance for loan losses
25.00%
20.00%
15.00%
10.00%
5.00%
0.00%
7.29%
5.24%
4.71%
5.10%
4.68%
4.72%
4.25%
3.99%
2Q22
3Q22
4Q22
1Q23
2Q23
3Q23
4Q23
1Q24


Nonperforming assets/total assets
0.75%
0.55%
0.35%
0.15%
-0.05%
0.09%
0.08%
0.07%
0.12%
0.08%
0.11%
0.10%
0.09%
2Q22
3Q22
4Q22
1Q23
2Q23
3Q23
4Q23
1Q24

*Excludes mortgage loans held for sale.

CAPITAL RATIOS

Holding Company Capital Ratios: (1)	Q1 2024	Q4 2023	Q3 2023	Q2 2023	Q1 2023
Total risk-based capital ratio	**12.59%**	12.57%	12.56%	12.40%	12.67%
Tier 1 risk-based capital ratio	**10.63%**	10.60%	10.58%	10.42%	10.66%
Leverage ratio	**8.43%**	8.14%	8.17%	8.48%	8.80%
Common equity tier 1 ratio (2)	**10.22%**	10.19%	10.17%	10.00%	10.23%
Tangible common equity (3)	**7.68%**	7.70%	7.56%	7.53%	7.60%

(1) March 31, 2024 ratios are preliminary.
(2) The common equity tier 1 ratio is calculated as the sum of common equity divided by risk-weighted assets.
(3) The tangible common equity ratio is calculated as total equity less preferred stock divided by total assets.

FUTURE FOCUS

- Consistently optimizing loan, deposit, and wholesale pricing
- Ongoing conversations with top performers in existing markets in preparation for a more normalized environment
- Staying consistent to our philosophy of relationship banking and organic growth

OUR CULTURE OF SUCCESS

Relationship driven with a focus on star talent

Embrace **technology** and the evolution of our industry

Committed to **organic growth** versus M&A

Superb at managing risk - credit risk and enterprise risks

Highly efficient delivery – branch light footprint

Located in larger higher-growth **southeastern markets**

Dedicated to a **family culture** that results in strong career satisfaction and low turnover

Utilizes a **strong mortgage component** to augment noninterest income

Proven and **driven leadership team**

Member FDIC

SouthernFirst